UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2008
First Citizens Banc Corp
(Exact name of Registrant as specified in its charter)

Ohio	0-25980	34-1558688

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870
(Address of Principle Executive Offices)
Registrant’s telephone number, including area code: (419) 625-4121
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
Receipt of Preliminary Approval for Participation in TARP Capital Purchase Program
On December 16, 2008, First Citizens Banc Corp (“First Citizens”) received preliminary approval from the U.S. Department of the Treasury (the “Treasury”) of its application to participate in the TARP Capital Purchase Program. Upon execution of definitive agreements and subject to standard closing conditions, the Treasury will purchase from First Citizens up to $23,184,000 of senior preferred shares and a related warrant to purchase First Citizens common shares. The terms and conditions of the senior preferred shares and the warrant will conform to those provided by the Treasury.
Under First Citizens’ existing Articles of Incorporation, First Citizens does not have the authority to issue preferred shares. As a result, in order to permit First Citizens to participate in the Capital Purchase Program, the shareholders of First Citizens must adopt an amendment to Article FOURTH of the Articles of Incorporation to authorize First Citizens to issue preferred shares. A Special Meeting of Shareholders of First Citizens has been scheduled for January 5, 2009, for the purpose of considering and voting upon the adoption of a proposed amendment to Article FOURTH of the Articles of Incorporation. Shareholders of record as of the close of business on November 6, 2008, will be entitled to vote in person or by proxy at the Special Meeting of Shareholders.
On or about December 22, 2008, First Citizens intends to mail a letter to shareholders announcing that it has received preliminary approval from the Treasury of its application to participate in the Capital Purchase Program and clarifying the effect that First Citizens’ participation in the Capital Purchase Program would have on First Citizens’ ability to pay dividends on its common shares. A copy of the shareholder letter is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Goodwill Impairment Testing
The letter to be mailed to shareholders of First Citizens on or about December 22, 2008, also states that First Citizens is in the process of performing the annual review of the goodwill on its books and anticipates that the review may lead to a significant write-down in the value of goodwill for the fourth quarter of 2008. A copy of the shareholder letter is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits
     The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Letter to be mailed to shareholders of First Citizens Banc Corp on or about December 22, 2008

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens Banc Corp

/s/ James O. Miller James O. Miller President and CEO	December 19, 2008 Date

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Letter to be mailed to shareholders of First Citizens Banc Corp on or about December 22, 2008